Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

dated as of

November 14, 2014

among

ANADARKO PETROLEUM CORPORATION,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of November 14, 2014, is among ANADARKO PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.        The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 17, 2014 (the “Credit Agreement”).

B.        The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Defined Terms.    Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this First Amendment refer to Sections of the Credit Agreement.

Section 2.        Amendments to Credit Agreement.    The last paragraph of Section 6.02 is hereby amended by replacing the reference to “December 1, 2014” therein with “April 1, 2015”.

Section 3.        Conditions Precedent.    This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (the “Effective Date”):

3.1    The Administrative Agent and the Lenders shall have received, to the extent invoiced at least two Business Days prior to the Effective Date (unless the Borrower otherwise consents), reimbursement or payment of all out-of-pocket expenses (including legal fees) required to be reimbursed or paid by the Borrower hereunder.

3.2    The Administrative Agent shall have received from each Lender and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

Section 4.        Miscellaneous.

4.1    Ticking Fee.    As consideration for the Commitments of the Lenders, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a ticking fee (the “Ticking Fee”) at the Facility Fee Rate on each Lender’s Commitment, accruing from and including (a) October 15, 2014 until (b) the earlier to occur of (i) the Availability Date; (ii) the date on which the Commitments have terminated or expired (the “Commitment Termination Date”); or (iii) April 1, 2015 (such earlier date, the “Ticking Fee End Date”). The accrued and unpaid portion of the Ticking Fee will be fully earned and shall be due and payable in cash: (1) on the date that is the earlier of (x) December 1, 2014 or (y) the Ticking Fee End Date; and (2) if the Ticking Fee End Date has not occurred on or before December 1, 2014, on the date that is the earlier of (x) March 1, 2015 or (y) the Ticking Fee End Date; and (3) if the Ticking Fee End Date has not occurred on or before March 1, 2015, on the Ticking Fee End Date. The Ticking Fee shall be paid in immediately available funds without setoff, counterclaim or deduction and shall not be refundable under any circumstances. The Ticking Fee payable pursuant to this Section 4.1 shall be in lieu of any other ticking fee payable pursuant to the Commitment Letter (including the Term Sheet attached thereto) dated as of May 15, 2014 by and among the Borrower, the Arrangers and the other parties thereto or under any fee letter between the Borrower and any Arranger executed in connection therewith.

4.2    Confirmation.    The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.3    Ratification and Affirmation; Representations and Warranties.    The Borrower hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.4    Loan Document.    This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.5    Counterparts.    This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.6    NO ORAL AGREEMENT.    THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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4.7    GOVERNING LAW.    THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	ANADARKO PETROLEUM CORPORATION, as Borrower

	By:	/s/ Albert L. Richey
	Name:	Albert L. Richey
	Title:	Senior Vice President, Finance and Treasurer

[Signature Page–First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank, a Swingline Lender, and a Lender

By:	/s/ M. Hasan
Name:	Muhammad Hasan
Title:	Vice President

[Signature Page–First Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Assistant Vice President

[Signature Page–First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kenneth Phelan
Name:	Kenneth Phelan
Title:	Vice President

[Signature Page–First Amendment to Credit Agreement]

CITIBANK, N.A., as Co-Documentation Agent, an Issuing Bank and a Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

[Signature Page–First Amendment to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Documentation Agent, an Issuing Bank and a Lender

By:	/s/ S. Brandford
Name:	S. Brandford
Title:	Director

[Signature Page–First Amendment to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ James L. Moyes
Name:	James L. Moyes
Title:	Authorised Signatory

[Signature Page–First Amendment to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

[Signature Page–First Amendment to Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien Pecoud-Bouvet
Title:	Vice President

[Signature Page–First Amendment to Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Dennis E. Petito
Name:	Dennis E. Petito
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

[Signature Page–First Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

[Signature Page–First Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

[Signature Page–First Amendment to Credit Agreement]

DNB CAPITAL LLC, as a Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

[Signature Page–First Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page–First Amendment to Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

[Signature Page–First Amendment to Credit Agreement]

SOCIETE GENERALE, as a Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

[Signature Page–First Amendment to Credit Agreement]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Steven Aloupis
Name:	Steven Aloupis
Title:	Managing Director

By:	/s/ Hsing H. Huang
Name:	Hsing H. Huang
Title:	Associate Director

[Signature Page–First Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

[Signature Page–First Amendment to Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

[Signature Page–First Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

[Signature Page–First Amendment to Credit Agreement]

THE STANDARD BANK OF SOUTH AFRICA LIMITED, as a Lender

By:	/s/ T. J. Lancaster
Name:	T. J. Lancaster
Title:	Head of Debt Products

[Signature Page–First Amendment to Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Hussam S. Alsahlani
Name:	Hussam S. Alsahlani
Title:	Vice President

[Signature Page–First Amendment to Credit Agreement]